FORM 8-K



                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):
                         December 19, 1995



                      WARNER-LAMBERT COMPANY
      (Exact name of registrant as specified in its charter)



Delaware                 1-3608                   22-1598912
(State or other          (Commission              (IRS Employer
Jurisdiction of          File Number)             Identification
incorporation)                                    No.)



201 Tabor Road, Morris Plains, New Jersey   07950
(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (201) 540-2000

Item 5.   Other Events.

     On December 19, 1995, the Registrant issued a press release announcing the signing of a letter of intent (i) to purchase Glaxo Wellcome plc's interest in the Warner-Wellcome over-the-counter joint venture (formed in 1993 with Wellcome plc) for a purchase price of $1.05 billion and (ii) to restructure Warner-Lambert's joint venture arrangements with Glaxo Wellcome to market Glaxo Wellcome's Rx to OTC switch products, which will now include Wellcome's Rx to OTC products.

     The transactions are subject to completion of a final agreement and the receipt of necessary regulatory approvals. A definitive agreement is anticipated to be executed in the first half of 1996.

     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

     (c)  Exhibits

          (99) Additional Exhibits

          (99)(a) Press Release dated December 19, 1995.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              WARNER-LAMBERT COMPANY
                                   (Registrant)



Date:  December 19, 1995      By:  ERNEST J. LARINI
                                   Vice President and
                                   Chief Financial Officer

                          Exhibit Index



Exhibit No.               Exhibit                      Page No.

(99)(a)        Press release of the Registrant dated
               December 19, 1995